Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Report of NetPay International, Inc. (the “Company”) on Form 10-Q for the fiscal period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Limor Mamon, Chief Financial Officer and Principal Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 11, 2020

By:	/s/ Limor Mamon
Limor Mamon,
Chief Financial Officer and Principal Financial Officer